Investing in TMS: An Overview Exhibit 99.1

Safe harbor provision

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933,
(the “Exchange Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our financial condition, results of operations and business and our expectations or beliefs concerning future events. Such forward-looking statements include the discussions of our business strategies, estimates of future global steel production, trends toward outsourcing and other market metrics and our expectations concerning future operations, margins, profitability, liquidity and capital resources, among others. Although we believe that such forward-looking statements are reasonable, there can be no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
Certain areas of this presentation depict Revenue After Raw Materials Costs, EBITDA and Discretionary Cash Flow,
which are non-GAAP financial measures. Revenue After Raw Materials Costs, EBITDA and Discretionary Cash Flow
are not and should not be considered alternatives to revenues or net income or any other financial measure under U.S.
GAAP. We reconcile these measurements to GAAP in our quarterly and annual reports on forms 10-Q and 10-K, filed with the S.E.C. pursuant to the Exchange Act. Our calculation of Revenue After Raw Materials Costs, EBITDA and
Discretionary Cash Flow may differ from methods used by other companies.
When we use the term “North America” in this presentation, we are referring to the United States and Canada; when we use the term “International,” we are referring to countries other than the United States and Canada; when we use the term “Latin America,” we are referring to Mexico, Central America, South America and the Caribbean, including Trinidad
& Tobago.

Why invest in TMS?
Market-leading global industrial services provider
Significant growth profile
Long-term contracted revenue and variable cost structure
Experienced and proven management team
Superior financial strength and liquidity
Strong cash flow generation drives earnings growth

TMS International
We Create Value

0
3400
0

ArcelorMittal
AK Steel
BAOSTEEL
EVRAZ
حديد الإمارات Emirates Steel
GERDAU
NUCOR
posco
SSAB
TATA STEEL
ThyssenKrupp
USS
V&M

TMS enables steel producers to lower costs and
generate operational efficiencies
STEEL PRODUCERS
Integrated/EAF mills
MSG
(Mill Services Group)
RMOG
(Raw Material & Optimization Group)
3
TMS POST-STEEL MAKING SERVICES
Metal
recovery, slag
handling, and
sales
Material
handling
Surface
conditioning
TMS PRE-STEEL MAKING SERVICES
Raw materials
procurement
and logistics
Lowest cost
liquid steel
optimization
Scrap
management
and
preparation

NORTH AMERICA
LATIN AMERICA
EUROPE
MIDDLE EAST
SOUTH AFRICA
ASIA

Countries of operation
2007
6
2012
19
TMS’ global footprint and established platform for growth
Strong North American base and growing international operations demonstrates the strength and diversity of TMS’ global growth platform.
Revenue after raw materials costs ($MM)
2007
$410
2012
$607
International revenue (% of total)
2007
6%
2012
26%
TMS’ Operations / Offices
Countries of operation: Belgium, Brazil, Canada, China, France, Indonesia, Malaysia, Mexico, Poland, Singapore, Slovakia, South
Africa, South Korea, Taiwan, Trinidad, U.A.E., United Kingdom, United States, Vietnam

TMS – A global growth story
Three factors and trends driving TMS’ growth:
1) Global steel production growing
2) Increased demand for outsourcing globally
3) Increased global market share
REVENUE AFTER RAW MATERIALS COSTS ($MM) ADJUSTED EBITDA ($MM)
5
$410
$467
$358
$466
$549
$607
0
$200
$400
$600
$800
2007 2008 2009 2010 2011 2012
$92
$103
$84
$120
$134
$145
0
$40
$80
$120
$160
2007 2008 2009 2010 2011 2012

TMS – A global growth story
1) Global steel production is growing
RMOG
• The need for raw materials
increase as volumes
increase
• Opportunities to do more
transactions increase as
volumes increase
• Opportunities to expand
our product offering
increase as volumes
increase
MSG
• Revenues increase as
volumes increase
• Cross-selling opportunities
increase as volumes
increase
• The need for cost-efficient
solutions increase as
volumes increase
6
Source: CRU
1,339
1,856
STEEL PRODUCTION BY REGION (MM TONS)
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2007 2008 2009 2010 2011 2012 2013P 2014P 2015P 2016P 2017P
China Asia X
-
China Latin America Middle East/Africa Europe North America

Maturity of outsourcing by market
TMS – A global growth story
2) Outsourcing services is gaining acceptance worldwide
Why is the outsource services
market growing?
Steel industry consolidation
drives global best practices and
increases outsourcing
Global awareness and cultural
change increases outsourcing
Demand for cost efficiencies
increases outsourcing
Global volume increases
China
North
America
Western
Europe
Eastern
Europe
Middle East /
Africa
Asia
X-China
Latin
America
< More Mature Less Mature >
TMS’ ESTIMATES OF OUTSOURCED SERVICES MARKET BY REGION
7
2017
$1.0 Billion
$700MM
$200MM
$400MM
$200MM
$70MM
$30MM
2012
North America European Union Non-EU Europe/CIS
Latin America Middle East/Africa Asia/Oceania (x-China)
China
$500MM
$500MM
$300MM
$100MM
$200MM
$1.3 Billion
$900MM
$2.6 Billion
$3.8 Billion

TMS – a global growth story
3) Gaining market share
Why is TMS gaining market share?
Broadest portfolio of services
Modular approach to customer
penetration
Cross-selling opportunities
Corporate culture focused on safety and
customer service
Industry-leading safety record
Average length of relationship for top 15
customers – 35 years
Decades of experience
Started in 1926
Unmatched record of quality & service
Only company with both MSG
and RMOG
Unique and deep market knowledge
Allows us to partner with our customers to
provide unique solutions
Global infrastructure
Global platform already well-established
Can deploy anywhere in the world we
choose
TMS REVENUE AFTER RAW MATERIALS COSTS BY REGION ($MM)
8
$410
$467
$358
$466
$549
$607
0
$200
$400
$600
$800
2007 2008 2009 2010 2011 2012
North America Europe Latin America
Middle East/Africa Asia/Other

TMS International
We Create Value

| | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | | | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| RMOG | | | ✓ | ✓ | ✓ | | | |
| | | | ✓ | | | | | |
| | | | ✓ | | | | | |
| | | | ✓ | | | | | |
| MSG | | | | | ✓ | ✓ | ✓ | ✓ |
| | | | | | ✓ | ✓ | ✓ | |
| | | | | | ✓ | ✓ | ✓ | ✓ |
| | | | | | ✓ | ✓ | ✓ | |

TMS has the broadest portfolio of services in the industry
Harsco
Corporation
(Metals
& Minerals Segment)
Global
Phoenix Services Global
Edward C. Levy
(Steel Mill Services
Segment)
Global
Stein
U.S. /
Regional
David J. Joseph
(owned by Nucor)
Global
Schnitzer Steel Global
Sims Metal
Management
Global
Omnisource
(owned by SDI)
U.S. /
Regional
TMS
Global
Coverage
Raw
materials
procurement
and logistics
Lowest cost
liquid steel
optimization
Scrap
management
and preparation
Metal recovery,
slag handling,
and sales
Material
handling
Surface
conditioning

RK
2011 2012 2013 YTD
EBITDA (MSG segment only) $118MM $130MM —
Maintenance capital spend $42MM $43MM —
Growth capital spend* $41MM $68MM —
# of MSG contract wins 9 17 3
Cross-sells 2
15
2
International 8 7 2
Growth capital commitment** $60 - $65MM $35 - $40MM $50 - $55MM
Added revenue backlog $433MM $307MM $266MM
New countries penetrated UAE South Africa
Poland
Malaysia
MSG operational highlights (2011-2013 YTD)
Notes:
2013:
Announced largest single
contract win in the history
of the company providing
mill services in Poland
Entered JV agreement to
provide mill services to
one of Malaysia’s largest
steel mills***
Pipeline of opportunities
remains strong
2012:
Start-ups are performing
as expected
Record number of
contract wins
Strong year for cross-sells
*Capital incurred in the period.
**Growth capital commitment is the total capital expected to be spent on the contract wins in the period.
***Represents a minority interest investment.

RMOG operational highlights
# of Offices – Asia
2007
1
2012
8
# of Offices – Europe
2007
3
2012
2
# of Offices – North America
2007
11
2012
23
# of Offices – Latin America
2007
0
2012
1
# of Offices – Middle East /
Africa
2007
0
2012
1
11
Expanded our web of traders worldwide with 35 offices across 5 continents
13.4 million tons of raw materials brokered and managed in 2012
2.4 million tons of raw materials internationally brokered and managed in 2012
Continued to increase our diversity in new commodities traded
Unique risk-minimizing profile
• Primarily back-to-back transactions
• Limited inventory risk

Unique business model reduces cyclicality and risk
- Average term of contracts:  7 years
- Average length of relationship:  35 years
Tiered pricing structure
Minimum monthly fees regardless of volume
Price adjustments based on published
price indices
Approximately 80% of operating costs variable
Variable maintenance capital expenditures
Long-term contracts with long-term customers
BUSINESS MODEL ATTRIBUTES BUSINESS MODEL STRENGTHS
Revenue grows as steel production grows –
not linked to steel prices
Built-in protection from:
1) steel production declines and
2) increases in key operating costs
Ability to respond quickly to changing business
conditions
Maintenance capital expenditures tied to
equipment utilization
Minimal inventory and commodity price risk
Procurement orders matched with customer
orders

TOTAL REVENUE
ADJUSTED EBITDA DISCRETIONARY CASH PRODUCTION
4
Historical financial performance
Revenue growth and disciplined cost management driving strong and consistent cash flow
13
REVENUE AFTER RAW MATERIALS COSTS
1
2
$1,670
$2,983
$1,298
$2,031
$2,661
$2,526
$257
$384
$209
$332
$411
$368
0
100
200
300
400
500
600
$0
$1,000
$2,000
$3,000
$4,000
2007 2008 2009 2010 2011 2012
Total Revenue ($MM) Average Scrap Price / Ton
$410
$467 $358
$466
$549
$607
86.4%
81.2%
51.0%
70.1%
74.8% 75.1%
0%
25%
50%
75%
100%
$0
$200
$400
$600
$800
2007 2008 2009 2010 2011 2012
Revenue After Raw Materials Costs ($MM)
U.S. Steel Industry Capacity Utilization
$92
$103
$84
$120
$134
$145
$152-$160
22.8%
22.1%
23.4%
25.7%
24.4%
24.0%
0%
10%
20%
30%
40%
50%
$0
$50
$100
$150
$200
2007 2008 2009 2010 2011 2012 2013
Adjusted EBITDA ($MM)
% Margin³
$54
$67
$68
$89
$92
$102
13.1%
14.4%
19.0% 19.0%
16.8% 16.8%
0%
5%
10%
15%
20%
25%
30%
$0
$20
$40
$60
$80
$100
$120
2007 2008 2009 2010 2011 2012
DCP ($MM) % of Revenue After Raw Materials Costs
1
#1 Heavy Melt, American Metal Market
2
2013 Guidance
3
% of Revenue After Raw Materials Costs
4
Adjusted EBITDA – Maintenance Capex

Fourth Quarter
($MM)
Full Year
($MM)
2012 2011 % Change 2012 2011
%
Change
Revenue after raw
materials costs
$148.3 $137.9 +7.5% $606.7 $549.5 +10.4%
Adjusted EBITDA $35.0 $31.7 +10.4%  $145.3 $134.0 +8.4%
Discretionary cash flow
1
$20.6 $18.4 +12.0% $102.6 $92.1 +11.3%
Growth capital $11.6 $18.1 $68.1 $41.4
Leverage ratio 2.0x 2.1x 2.0x 2.1x
1 Adjusted EBITDA less Maintenance Capital Expenditures.
Fourth quarter and full year financial highlights

Continued global expansion drives year-over-year growth

Concluding remarks
Investment highlights
Market-leading global industrial services provider
Significant growth profile
Long-term contracted revenue and variable cost structure
Experienced and proven management team
Superior financial strength and liquidity
Strong cash flow generation drives earnings growth
Factors driving growth
Global steel production growing
Increased demand for outsourcing globally
Increased global market share
2013 Adjusted EBITDA guidance of $152 - $160 MM

TMS International

We Create Value®

TMSInternationalCorp.com

Appendix

Case study: Growing with our customers internationally
Customer A is one of the world’s largest and most global steel producers
We proved our international capabilities with this customer in 2006 offering one service at one mill site
We have grown this relationship by providing cost-efficient and outstanding service
We are now on their short list for most new contracts globally
Today, we offer a variety of services with an on-site presence at 13 locations in 6 countries. Customer A has 65 sites globally.
Customer  A 2006 2007 2008 2009 2010 2011 2012 2013
Number of sites 5 6 7 8 9 10 12 13
Number of countries 2 3 4 4 4 4 5 6

TMS International
We Create Value®

AHMSA

DEACERO®
EXCELENCIA EN CALIDAD

Ternium

CUSTOMERS
Case study: Entering the Mexican market
Entered the market in 2008 at 1 site providing metal recovery services
Today, we have on-site presence at 4 locations in Mexico
Opened a procurement office in Monterrey from which we broker and manage a diverse group of raw materials
Mexico is the 13th largest steel producer in the world with 18.2 million tons produced in 2012 at 10 mills
TMS growth from:
1. Continued steel production growth
2. Increased outsourcing by steel producers
3. Increasing market share
2008 2009 2010 2011 2012
Number of sites 2 2 2 3 4

TMS International
We Create Value
Iron Ore
Coke
Limestone
70-75%
85-87%
12-15%
15-20%
25-30%
100%
80-85%
As Needed for quality
On-Site Transport
Raw Materials Sourcing & Logistics
And/Or DRI/HBI
Scrap Steel

TMS enables steel producers to lower costs and
generate operational efficiencies
Blast Furnace
Produces molten pig iron
from iron ore
Electric Arc Furnace
Produces molten steel
Pig Iron
Basic Oxygen Furnace
Produces molten steel
Rolling/Finishing
Facilities
Slag
80-85% 15-20%
Surface
Conditioning
Liquid Steel === to Casting
Aggregate
On-Site
Transport
Finished
Goods
Loading
Dock/Rail/Truck
On-Site
Transport
Liquid Steel === to Casting
Semi-Finished
Material
TMS is embedded in all phases of our customers’ operations – providing mission critical services throughout the steel-making process